SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2000

                        Philadelphia Suburban Corporation
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)


 Pennsylvania              001-06659                      23-1702594
---------------           ------------               ------------------
(State or other           (Commission                  (I.R.S. Employer
jurisdiction of           File Number)               Identification No.)
incorporation)



762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania                   19010
------------------------------------------------                 --------
    (Address of principal executive offices)                     Zip Code



           Registrant's telephone, including area code: (610) 527-8000

                                 Not Applicable
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 5. Other Events.

          The Press Release issued by the Registrant on April 27, 2000 announcing the Pennsylvania Public Utility Commission's approval of the settlement of the rate case filed by the Registrant's Pennsylvania water utility operations attached hereto as Exhibit 99.1 is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PHILADELPHIA SUBURBAN CORPORATION


Dated: April 27, 2000                          By: /s/ Roy H. Stahl
                                                   ----------------
                                                   Name: Roy H. Stahl
                                                   Title: Senior Vice President
                                                          and General Counsel

                                  EXHIBIT INDEX

Exhibit No.                             Exhibit                           Page
-----------                ----------------------------------             ----
99.1                       Press Release dated April 27, 2000               5